GSR MORTGAGE LOAN TRUST 2004-15F

MORTGAGE PASS-THROUGH CERTIFICATES

SERIES 2004-15F

MASTER SERVICING

and

TRUST AGREEMENT

Among

GS MORTGAGE SECURITIES CORP.,

as Depositor

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Trustee

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

as Securities Administrator and Custodian

And

CHASE MANHATTAN MORTGAGE CORPORATION,

as Master Servicer

Dated as of

November 1, 2004

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS

1

Section 1.01

Standard Terms.

1

Section 1.02

Defined Terms.

2

ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

22

Section 2.01

Conveyance to the Trustee.

22

Section 2.02

Acceptance by the Trustee.

22

Section 2.03

REMIC Elections and REMIC Interests Designations.

23

ARTICLE III REMITTING TO CERTIFICATEHOLDERS

26

Section 3.01

Distributions to Certificateholders.

26

Section 3.02

Allocation of Realized Losses and Shortfalls.

32

ARTICLE IV THE SECURITIES

33

Section 4.01

The Certificates.

33

Section 4.02

Denominations.

33

Section 4.03

Redemption of Certificates.

34

Section 4.04

Securities Laws Restrictions.

34

ARTICLE V MISCELLANEOUS PROVISIONS

34

Section 5.01

Request for Opinions.

34

Section 5.02

Schedules and Exhibits.

35

Section 5.03

Governing Law.

35

Section 5.04

Counterparts.

35

Section 5.05

Notices.

35

SCHEDULES AND EXHIBITS

Schedule I

Mortgage Loans

Schedule II

TAC Amortization Schedule

Exhibit A

Forms of Certificates

MASTER SERVICING AND TRUST AGREEMENT

THIS MASTER SERVICING AND TRUST AGREEMENT (this “Trust Agreement”), dated as of November 1, 2004, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), WACHOVIA BANK, NATIONAL ASSOCIATION, as trustee (the “Trustee”) under this Trust Agreement and the Standard Terms to Master Servicing and Trust Agreement, November 2004 Edition (the “Standard Terms”), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as securities administrator (in such capacity, the “Securities Administrator”) and custodian (in such capacity, the “Custodian”), and CHASE MANHATTAN MORTGAGE CORPORATION, as master servicer (the “Master Servicer”), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.

PRELIMINARY STATEMENT

The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2004-15F as a trust (the “Trust”) to issue a series of securities with an aggregate initial outstanding principal balance of $548,613,753.82 to be known as the Mortgage Pass-Through Certificates, Series 2004-15F (the “Certificates”).  The Trust is formed by this Trust Agreement.  The Certificates in the aggregate evidence the entire beneficial ownership in the Trust.  The Certificates consist of the Classes set forth herein.

Pursuant to Section 12.01 of the Standard Terms, the Securities Administrator, on behalf of the Trustee, will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a “REMIC” and, individually, “REMIC I-1,” “REMIC I-2” and “REMIC I-3”) for federal income tax purposes.  The “startup day” of each REMIC for purposes of the REMIC Provisions is the Closing Date.

For purposes of naming the REMIC Interests and the Certificates, the first character (“1,” “2,” “3,” “4,” “5,” “6,” or  “7”), if any, refers to the Collateral Group; the second character (“A” or “B”), if any, refers to the status of the interest (“A” for senior or “B” for subordinate) and the final character (“1,” “2,” “3,” “4,” “5,” “6,” “P,” “R” or “X”) refers to the specific Class.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01

Standard Terms.

The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer acknowledge that the Standard Terms prescribe certain obligations of each such entity with respect to the Certificates.  The Depositor, the Trustee, the Securities Administrator, the Custodian and the Master Servicer agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver, or cause to be delivered, to the Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan.  The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custodial Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02

Defined Terms.

Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements.  In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern.  In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

“ABN AMRO”:  ABN AMRO Mortgage Group, Inc., or any successor in interest.

“Accrued Certificate Interest”:  Interest to be distributed to each Class of Certificates on any Distribution Date consisting of the sum of (i) interest accrued during the related Interest Accrual Period at the applicable Certificate Rate for such Class of Certificates on the Certificate Balance (or Notional Amount) of such Class of Certificates immediately preceding such Distribution Date and (ii) accrued but unpaid Accrued Certificate Interest from prior Distribution Dates (on a cumulative basis, but without interest on such unpaid Accrued Certificate Interest).

“Aggregate Subordinate Percentage”:  For any Certificate Group at any time, the sum of the Class Principal Balances of the Subordinate Certificates divided by the sum of the outstanding principal balances for all the Mortgage Loans in the related Collateral Groups (other than the Applicable Fractions thereof allocable to the Class A-P Certificates).

“Applicable Fraction”: For each Mortgage Loan and REMIC I-1, shall be calculated as follows:

•

For Collateral Group 1 and each Mortgage Loan in Loan Group 1 with a Net Rate equal to or greater than 5.50% per annum, but less than 6.00% per annum:

6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 2 and each Mortgage Loan in Loan Group I with a Net Rate equal to or greater than 5.50% per annum, but less than 6.00% per annum:

1 minus 6.00% minus the Net Rate on such Mortgage Loan

0.50%;

•

For Collateral Group 2 and each Mortgage Loan in Loan Group I with a Net Rate equal to or greater than 6.00% per annum, but less than 8.00% per annum:

8.00% minus the Net Rate on such Mortgage Loan

2.00%;

•

For Collateral Group 3 and each Mortgage Loan in Loan Group I with a Net Rate equal to or greater than 6.00% per annum, but less than 8.00% per annum:

1 minus 8.00% minus the Net Rate on such Mortgage Loan

2.00%;

•

For Collateral Group 4 and each Mortgage Loan in Loan Group II with a Net Rate equal to or greater than 4.75% per annum, but less than 5.50% per annum:

5.50% minus the Net Rate on such Mortgage Loan

0.75%;

•

For Collateral Group 5 and each Mortgage Loan in Loan Group II with a Net Rate equal to or greater than 4.75% per annum, but less than 5.50% per annum:

1 minus 5.50% minus the Net Rate on such Mortgage Loan

0.75%;

•

For Collateral Group 6 and each Mortgage Loan in Loan Group III with a Net Rate equal to or greater than 6.00% per annum, but less than 7.50% per annum:

7.50% minus the Net Rate on such Mortgage Loan

1.50%;

•

For Collateral Group 7 and each Mortgage Loan in Loan Group III with a Net Rate equal to or greater than 6.00% per annum, but less than 7.50% per annum:

1 minus 7.50% minus the Net Rate on such Mortgage Loan

1.50%;

•

For Collateral Group I-P and each Discount Loan in Loan Group I:

5.50% minus the Net Rate on such Discount Loan

5.50%;

•

For Collateral Group 1 and each Discount Loan in Loan Group I:

the Net Rate on such Discount Loan

5.50%;

•

For Collateral Group II-P and each Discount Loan in Loan Group II:

4.75% minus the Net Rate on such Discount Loan

4.75%;

•

For Collateral Group 4 and each Discount Loan in Loan Group II:

the Net Rate on such Discount Loan

4.75%;

•

For Collateral Group III-P and each Discount Loan in Loan Group III:

6.00% minus the Net Rate on such Discount Loan

6.00%;

•

For Collateral Group 6 and each Discount Loan in Loan Group I:

the Net Rate on such Discount Loan

6.00%;

“A-P Principal Distribution Amount“:  For Collateral Group P, the sum of:

(1)

the Applicable Fractions for the Class A-P Certificates of items (1), (2) and (3) of the definition of Principal Payment Amount;

(2)

the Applicable Fractions for the Class A-P Certificates of all Payoffs and Curtailments for each Mortgage Loan contributing to Collateral Group P that were received during the preceding calendar month; and

(3)

the Applicable Fractions for the Class A-P Certificates of the principal portion of the Liquidation Principal for each Liquidated Mortgage Loan contributing to Collateral Group P.

“Apportioned Principal Balance”:  For any Class of Subordinate Certificates and any Distribution Date, the Class Principal Balance of such Class immediately prior to such Distribution Date multiplied by a fraction, the numerator of which is the related Group Subordinate Amount for such date and the denominator of which is the sum of the Group Subordinate Amounts for such date.

 “Assignment Agreements”:  Each of:  (i) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and ABN AMRO, as servicer, (ii) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among the Trustee, the Depositor and ABN AMRO, as servicer, and as acknowledged and agreed to by Chase Manhattan Mortgage Corporation, as master servicer, (iii) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and CitiMortgage, as servicer, (iv) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among the Trustee, the Depositor and CitiMortgage, as servicer, and as acknowledged and agreed to by Chase Manhattan Mortgage Corporation, as master servicer, (v) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and BOA, as servicer, (vi) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among the Trustee, the Depositor and BOA, as servicer, and as acknowledged and agreed to by Chase Manhattan Mortgage Corporation, as master servicer, (vii) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and Cendant, as servicer, (viii) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among the Trustee, the Depositor and Cendant, as servicer, and as acknowledged and agreed to by Chase Manhattan Mortgage Corporation, as master servicer, and (ix) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and Chase Manhattan Mortgage Corporation, as servicer, (x) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and Chase Manhattan Mortgage Corporation, as seller, (xi) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and Countrywide, as servicer, (xii) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor and Countrywide, as seller, (xii) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor, Washington Mutual Bank, as seller, and WaMu, as seller and servicer, (xiv) the Assignment, Assumption and Recognition Agreement, dated as of November 1, 2004, by and among GSMC, the Depositor, Washington Mutual Bank, as seller and WaMu, as seller and servicer.

“Available Distribution Amount”:  For any Distribution Date and any Collateral Group, the sum of the Applicable Fractions for each Mortgage Loan contributing to such Collateral Group of the following amounts:

(1)

the total amount of all cash received from or on behalf of the Mortgagors or advanced by the applicable Servicer (or the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms) on the Mortgage Loans contributing to such Collateral Group and not previously distributed (including P&I Advances made by such Servicer (or by the Master Servicer in the event the applicable Servicer fails to make such required advances, or by the Securities Administrator in the event the Master Servicer fails to make any such required advances, in each case pursuant to Section 3.05 of the Standard Terms), Compensating Interest Payments made by such Servicer (or the Master Servicer) and proceeds of Mortgage Loans that are liquidated), except:

(a)

all Scheduled Payments collected but due on a Due Date after such Distribution Date;

(b)

all Curtailments received after the previous calendar month;

(c)

all Payoffs received after the previous calendar month (together with any interest payment received with such Payoffs to the extent that it represents the payment of interest accrued on the Mortgage Loans contributing to such Collateral Group for the period after the previous calendar month);

(d)

Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds received on the Mortgage Loans contributing to such Collateral Group after the previous calendar month;

(e)

all amounts in the Certificate Account from Mortgage Loans contributing to such Collateral Group that are then due and payable to the applicable Servicer under the related Sale and Servicing Agreement;

(f)

the Servicing Fee and the Master Servicing Fee for each Mortgage Loan in such Group, net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date;

(g)

all related indemnification amounts and other amounts reimbursable on such Distribution Date to the Securities Administrator or the Trustee or the Master Servicer; and

(h)

all expenses of the Trust Fund paid after the immediately preceding Distribution Date.

(2)

the total amount of any cash received by the Securities Administrator or the applicable Servicer (or the Master Servicer) from the repurchase by the applicable Loan Seller of any Mortgage Loans contributing to such Collateral Group as a result of defective documentation or breach of representations and warranties (provided that the obligation to repurchase arose before the related Due Date); provided further that the Available Distribution Amount for REMIC I-3 shall be the amounts distributed by REMIC I-2 and the Available Distribution Amount for REMIC I-2 shall be the amounts distributed by REMIC I-1.

provided that interest with respect to any Mortgage Loan that relates to two Collateral Groups will be included in the Available Distribution Amount for each related Collateral Group as follows: first, to the Collateral Group with the lower Effective Net Rate, interest to the extent accrued on the Applicable Fraction of the principal of such Mortgage Loan at the Effective Net Rate for such Collateral Group; and second, to the other Collateral Group related to such Mortgage Loan.

“B Average Rate”:  For each Distribution Date, an annual rate equal to the weighted average of the Designated Rates applicable to each Collateral Group, weighted on the basis of the Group Subordinate Amounts for the Collateral Groups.

“BOA”:  Bank of America, N.A., or any successor in interest.

“Book-Entry Certificates”:  The Senior Certificates and the Senior Subordinate Certificates.

“Cendant”:  Cendant Mortgage Corporation, or any successor in interest.

“Certificate Balance”:  As to any Class of Certificates (other than any Interest Only Certificate) or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof  (as shown on the charts in Section 2.03) reduced by (i) all principal payments previously distributed to such Class and (ii) all Realized Losses previously allocated to such Class and increased, in the case of the Class 2A-4 Certificates only, by interest accrued on such Class of Certificates before such Distribution Date.

“Certificate Group”:  The Group 1 Certificates, the Group 2 Certificates, the Group 3 Certificates, the Group 4 Certificates, the Group 5 Certificates, the Group 6 Certificates and the Group 7 Certificates, as applicable.

“Certificate Rate”:  With respect to each Class of Certificates on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.  With respect to each REMIC Interest on any Distribution Date, the Certificate Rates described in Section 2.03.

“Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 3A-1, Class 3A-2, Class 4A-1, Class 5A-1, Class 6A-1, Class 7A-1, Class 7A-2, Class A-X, Class A-P, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates.

“Chase”:  Chase Manhattan Mortgage Corporation, or any successor in interest.

“CitiMortgage”: CitiMortgage, Inc., or any successor in interest.

“Class”:  Each Class of Certificates or REMIC Interests.

“Class A Certificates”:  The Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 2A-1, Class 2A-2, Class 2A-3, Class 2A-4, Class 3A-1, Class 3A-2, Class 4A-1, Class 5A-1, Class 6A-1, Class 7A-1, Class 7A-2, Class A-X and Class A-P Certificates.

“Class A-P Certificates”:  The Class A-P Certificates.

“Class A-X Notional Amount”:  Initially will be $695,498.56 and for each Distribution Date after the Closing Date will equal to the sum of (a) the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Loan Group I at the beginning of the related Due Period minus 8.00% and the denominator of which is 6.00% and (2) the total principal balance of the Premium Loans in Loan Group I as of the first day of the related Interest Accrual Period; (b) the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Loan Group II at the beginning of the related Due Period minus 5.50% and the denominator of which is 6.00% and (2) the total principal balance of the Premium Loans in Loan Group II as of the first day of the related Interest Accrual Period; and (c) the product of (1) a fraction, the numerator of which is the weighted average of the Net Rates of the Premium Loans in Loan Group III at the beginning of the related Due Period minus 7.50% and the denominator of which is 6.00% and (2) the total principal balance of the Premium Loans in Loan Group III as of the first day of the related Interest Accrual Period.

“Class B Certificates”:  The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

“Class 2A-3 Notional Amount”:  With respect to each Distribution Date, (a) 1.00% of the Class Principal Balance of the Class 2A-2 Certificates on such Distribution Date, divided by (b) 6.00%.

“Class 3A-2 Notional Amount”:  With respect to each Distribution Date, the Class Principal Balance of the Class 3A-1 Certificates on such Distribution Date.

“Class 7A-2 Notional Amount”:  With respect to each Distribution Date, the Class Principal Balance of the Class 7A-1 Certificates on such Distribution Date.

“Closing Date”:  December 17, 2004.

“Collateral Group”:  Each of Collateral Group P, Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7.

“Collateral Group P”: The portions of Discount Loans in Subgroup I-P, Subgroup II-P and Subgroup III-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group I-P”: The portions of Discount Loans in Subgroup I-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group II-P”: The portions of Discount Loans in Subgroup II-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group III-P”: The portions of Discount Loans in Subgroup III-P that have been stripped to an Effective Net Rate of 0.00%.

“Collateral Group 1”: The Mortgage Loans in Subgroup I-P and Subgroup I-A or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Collateral Group 2”: The Mortgage Loans in Subgroup I-A and Subgroup I-B or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 3”: The Mortgage Loans in Subgroup I-B and Subgroup I-C or portions thereof that have been stripped to an Effective Net Rate of 8.00%.

“Collateral Group 4”: The Mortgage Loans in Subgroup II-P and Subgroup II-A or portions thereof that have been stripped to an Effective Net Rate of 4.75%.

“Collateral Group 5”: The Mortgage Loans in Subgroup II-A and Subgroup II-B or portions thereof that have been stripped to an Effective Net Rate of 5.50%.

“Collateral Group 6”: The Mortgage Loans in Subgroup III-P and Subgroup III-A or portions thereof that have been stripped to an Effective Net Rate of 6.00%.

“Collateral Group 7”: The Mortgage Loans in Subgroup III-A and Subgroup III-B or portions thereof that have been stripped to an Effective Net Rate of 7.50%.

“Corresponding Class”:  For each Class of REMIC Interests or Certificates, the Class or Classes indicated as such in the tables set forth in Section 2.03.

“Countrywide”:  Countrywide Home Loans, Inc., or any successor in interest.

“Countrywide Servicing”:  Countrywide Home Loans Servicing LP, or any successor in interest.

“Credit Support Depletion Date”:  The first Distribution Date (if any) on which the aggregate Certificate Balance of the Subordinate Certificates has been or will be reduced to zero.

“Current Realized Loss”:  For the Class A-P Certificates and each Distribution Date, the sum of the related Applicable Fraction of Realized Losses realized during the preceding calendar month on each Discount Loan.

“Current Shortfall”:  Any amount included in the Principal Distribution Amount for which cash is not available to make distributions as a result of the Servicer’s decision not to Advance a delinquent payment, other than a Realized Loss.

“Curtailment”:  Any partial prepayment on any Mortgage Loan.

“Custodian”:  JPMorgan Chase Bank, National Association in its capacity as custodian under the applicable Custodial Agreements.

“Custodial Agreement”:  Each of (i) the Custodial Agreement, dated as of November 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and JPMorgan Chase, as custodian, (ii) the Custodial Agreement, dated as of September 1, 2004, among Goldman Sachs Mortgage Company, as purchaser, and JPMorgan Chase, as custodian,  (iii) the Custodial Agreement, dated as of June 1, 2002, among Goldman Sachs Mortgage Company, as purchaser, BOA, as seller, and JPMorgan Chase, as custodian, (iv) the Custodial Agreement, dated, as of July 1, 2004, among Goldman Sachs Mortgage Company, as purchaser, Cendant, as seller, and JPMorgan Chase, as custodian, (v) the Bailee Agreement, dated as of July 2, 2004, among Goldman Sachs Mortgage Company, JP Morgan Chase Bank and CMMC, (vi) the Custodial Agreement, dated as of October 1, 2004, among Goldman Sachs Mortgage Company, as purchaser, CitiMortgage, as servicer, and JPMorgan Chase, as custodian (vii) the Custodial Agreement, dated as of March 1, 2004 among Goldman Sachs Mortgage Company, as purchaser, Countrywide, as seller, Countrywide Home Loans Servicing LP, as servicer, and JPMorgan Chase, as custodian, and (viii) the Custodial Agreement, dated as of October 1, 2004 among Goldman Sachs Mortgage Company, as purchaser, WaMu, Washington Mutual Bank fsb and Washington Mutual Bank, as sellers, and JPMorgan Chase, as custodian.

“Cut-Off Date”:  November 1, 2004.

“Deferred Principal Amount”:  For the Class A-P Certificates, the cumulative amount of current Realized Losses allocated to such Class on prior Distribution Dates, minus all amounts reimbursed from amounts otherwise payable on the Subordinate Certificates.

“Depositor”:  GS Mortgage Securities Corp., in its capacity as depositor under this Trust Agreement.

“Designated Rate”:  With respect to Collateral Group 1, 5.50% per annum. With respect to Collateral Group 2, 6.00% per annum.  With respect to Collateral Group 3, 8.00% per annum.  With respect to Collateral Group 4, 4.75% per annum.  With respect to Collateral Group 5, 5.50% per annum.  With respect to Collateral Group 6, 6.00% per annum.  With respect to Collateral Group 7, 7.50% per annum.

“Discount Loan”:  Any Mortgage Loan in Loan Group I with a Net Rate less than 5.50% per annum, any Mortgage Loan in Loan Group II with a Net Rate less than 4.75% and any Mortgage Loan in Loan Group III with a Net Rate less than 6.00%.

“Distribution Date”:  The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be December 27, 2004.

“Due Date”:  For any Mortgage Loan, the first day in each calendar month.

“Due Period”:  For any Distribution Date, the period beginning on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

“Escrow Agreement”:  The Escrow Agreement dated December 17, 2004 among the Depositor, the Trustee and JPMorgan Chase, as escrow agent, and acknowledged by the Securities Administrator.

“Escrow Deposit”:  $9,084,899.34, representing the aggregate amount expected to be received by the Depositor or its affiliates from certain Servicers on the Servicer Remittance Date in December 2004 and which shall be released to the Master Servicer Account, in accordance with the terms of the Escrow Agreement, as payment by the Depositor and its affiliates of such amounts as required by the terms of applicable Assignment Agreements.

“Final Distribution Date”:  For each Class of Certificates, the respective dates specified in Section 2.03(e).

“Group 1 Certificate”:  Any Class 1A-1, Class 1A-2, Class 1A-3 or Class 1A-4 Certificate.

“Group I NAS Percentage”: With respect to any Distribution Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing (x) the aggregate Certificate Balance of the Class 1A-3 and Class 1A-4 Certificates immediately prior to such date by (y) the aggregate Certificate Balance of the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates immediately prior to such date.

“Group I NAS Prepayment Shift Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, as follows: for any Distribution Date in the first year thereafter, 30%; for any Distribution Date in the second year thereafter, 40%; for any Distribution Date in the third year thereafter, 60%; for any Distribution Date in the fourth year thereafter, 80%; and for any subsequent Distribution Date, 100%.

“Group I NAS Priority Amount”:  With respect to any Distribution Date, the lesser of (i) the sum of (x) the product of the Group I NAS Percentage for such date, the Group I NAS Scheduled Principal Percentage for such date and the Scheduled Principal Amount for such date and (y) the product of the Group I NAS Percentage for such date, the Group I NAS Prepayment Shift Percentage for such date and the Unscheduled Principal Amount for such date and (ii) the aggregate Certificate Balance of the Class 1A-3 and Class 1-A4 Certificates immediately prior to such date.  Notwithstanding the foregoing, (i) on and after the Credit Support Depletion Date, the Class 1A-3 and Class 1A-4 Certificates shall be entitled to their respective pro rata share of all scheduled and unscheduled payments of principal and (ii) on the date on which the Certificate Balances of all of the Class 1A-1 and Class 1A-2 Certificates have been reduced to zero, the Class 1A-3 and Class 1A-4 Certificates shall be entitled pro rata to any remaining Senior Principal Distribution Amount for Collateral Group 1 and thereafter, the Group I NAS Priority Amount will equal the Senior Principal Distribution Amount for Collateral Group 1.

“Group I NAS Scheduled Principal Percentage”: With respect to any Distribution Date during the five years beginning on the first Distribution Date, 0%.  Thereafter, for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, 100%.

“Group 2 Certificate”:  Any Class 2A-1, Class 2A-2, Class 2A-3 or Class 2A-4 Certificate.

“Group 3 Certificate”:  Any Class 3A-1 or Class 3A-2.

“Group 4 Certificate”:  Any Class 4A-1 Certificate.

“Group 5 Certificate”:  Any Class 5A-1 Certificate.

“Group 6 Certificate”:  Any Class 6A-1 Certificate.

“Group 7 Certificate”:  Any Class 7A-1 or Class 7A-2 Certificate.

“Group I Mortgage Loan”:  Any Mortgage Loan in Loan Group I.

“Group II Mortgage Loan”:  Any Mortgage Loan in Loan Group II.

“Group III Mortgage Loan”:  Any Mortgage Loan in Loan Group III.

“Group Subordinate Amount”:  With respect to each Collateral Group and any Distribution Date, the excess of the sum of the Applicable Fractions of the outstanding Principal Balance of the Mortgage Loans contributing to such Collateral Group for the immediately preceding Distribution Date for such Collateral Group (other than the Applicable Fractions thereof allocable to the Class A-P Certificates) over the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Class A-P Certificates) immediately prior to such Distribution Date.

“GSMC”:  Goldman Sachs Mortgage Company, or any successor in interest.

 “Interest Accrual Period”:  For any Distribution Date and any regular interest in REMIC I-1 or REMIC I-2 or any Class of Certificates other than the Class A-P, Class 3A-1, Class 3A-2, Class 7A-1 and Class 7A-2 Certificates, the calendar month immediately preceding the calendar month in which such Distribution Date occurs.  For any Distribution Date and the Class 3A-1, Class 3A-2, Class 7A-1 and Class 7A-2 Certificates, the period from and including the 25th day of the month immediately preceding the month in which such Distribution Date occurs to and including the 24th day of the month in which such Distribution Date occurs.  The Class A-P Certificates will be “principal only” Certificates and will not be entitled to any interest.

“Interest Only Certificate”:  Any Class 2A-3, Class 3A-2, Class 7A-2 or Class A-X Certificate.

“Interests”:  Each Class of REMIC Interests.

“JPMorgan Chase”:  JPMorgan Chase Bank, National Association.

“Junior Subordinate Certificates”:  The Class B4, Class B5 and Class B6 Certificates.

“LIBOR”:  Shall be 2.370% for the first Interest Accrual Period and, for any subsequent Interest Accrual Period, the offered rate for one-month United States dollar deposits which appears on Telerate Page 3750, as reported by Bloomberg Financial Markets Commodities News (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), as of 11:00 a.m. (London time) on the LIBOR Determination Date applicable to such Interest Accrual Period.  If such rate does not appear on Telerate Page 3750 (or such other page as may replace Telerate Page 3750 for the purpose of displaying comparable rates), the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to leading banks in the London interbank market for a period of one month commencing on the first day of the relevant Interest Accrual Period.  The Securities Administrator will request the principal London office of each of the Reference Banks to provide a quotation of its rate to the Securities Administrator.  If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations.  If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Securities Administrator, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period (commencing on the first day of the relevant Interest Accrual Period).  If none of such major banks selected by the Securities Administrator quotes such rate to the Securities Administrator, LIBOR for such LIBOR Determination Date will be the rate in effect with respect to the immediately preceding LIBOR Determination Date.  The Securities Administrator’s determination of LIBOR for any Determination Date and any Certificate Rate based on such LIBOR calculation shall be final and binding in the absence of manifest error.

“LIBOR Determination Date”:  With respect to any Interest Accrual Period and any floating rate certificate, the second London Business Day prior to the date on which such Interest Accrual Period commences.

“Liquidation Principal”:  The principal portion of Liquidation Proceeds received from each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

“Loan Group I”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group I.

“Loan Group II”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group II.

“Loan Group III”:  The aggregate of the Mortgage Loans identified on Schedule I as being included in Loan Group III.

“Loan Seller”:  Each of ABN AMRO, BOA, Cendant, Chase, CitiMortgage, Countrywide and WaMu.

“Master Servicer”:  Chase Manhattan Mortgage Corporation, its successors and assigns, including any successor master servicer.

“Master Servicing Fee”:  With respect to any Distribution Date, all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Master Servicer Remittance Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.  Pursuant to a separate agreement, the Master Servicer will pay the Trustee fee and the Securities Administrator fee from the Master Servicing Fee.

“Moody’s”:  Moody’s Investors Service, Inc.

“Mortgage Loans”:  The mortgage loans identified on Schedule I hereto.

“Net Rate”:  With respect to each Mortgage Loan, the Note Rate of such Mortgage Loan less the Servicing Fee Rate applicable to such Mortgage Loan.

“Non-AP Pool Balance”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Note Rate”:  For each Mortgage Loan, the rate at which the related promissory note accrues interest.  For purposes of calculating the Certificate Rates on the Interests and Certificates, the Note Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by the Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

“Notional Amount”:  Each of the Class 2A-3 Notional Amount, Class 3A-2 Notional Amount, Class 7A-2 Notional Amount and the Class A-X Notional Amount.  Each Notional Amount is used to calculate distributions on the related Class of Certificates, but is not a principal amount or other amount to which a Certificateholder is entitled.

“P&I Certificates”:  All Classes of Certificates other than the Class 2A-3, Class 3A-2, Class 7A-2, Class A-X, Class A-P Certificates and the Residual Certificates.

“Payoffs”:  Any prepayment in full on any Mortgage Loan.

“Premium Loan”:  Any Mortgage Loan in Loan Group I with a Net Rate greater than 8.00%, any Mortgage Loan in Loan Group II with a Net Rate greater than 5.50% and any Mortgage Loan in Loan Group III with a Net Rate greater than 7.50%.

“Prepayment Period”:  With respect to each Distribution Date, the preceding calendar month.

“Principal Distribution Amount”:  For each Collateral Group and any Distribution Date, the sum of:

(1)

the Principal Payment Amount for such Collateral Group;

(2)

the Principal Prepayment Amount for such Collateral Group; and

(3)

the Applicable Fraction for each Mortgage Loan contributing to such Collateral Group of the Liquidation Principal derived from such Mortgage Loan.

“Principal Payment Amount”:  For each Collateral Group (other than Collateral Group P) and any Distribution Date, the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) the sum of the following amounts:

(1)

the principal portion of Scheduled Payments on such Mortgage Loan due on the related Due Date and received or advanced during the related Due Period;

(2)

the principal portion of repurchase proceeds received on such Mortgage Loan if such Mortgage Loan was repurchased as permitted or required by this Trust Agreement during the calendar month preceding the month of such Distribution Date;

(3)

any other unscheduled payments of principal which were received on such Mortgage Loan during the preceding calendar month, other than Payoffs, Curtailments, or Liquidation Principal; and

(4)

current Realized Losses and Deferred Principal Amounts, to the extent of the amount available from the related Subordinate Principal Distribution Amount.

“Principal Prepayment Amount”:   For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (i) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (ii) all Payoffs and Curtailments for such Mortgage Loan that were received during the preceding calendar month.

“Private Certificates”:  The Junior Subordinate Certificates.

“Qualified Institutional Buyer”:  Any “qualified institutional buyer” as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

“Rating Agency”:  Each of Moody’s and S&P.

“Record Date”:  For each Class of Certificates, the last Business Day of the related Interest Accrual Period.

“REMIC”:  REMIC I-1, REMIC I-2 or REMIC I-3.

“REMIC Certificates”:  Each Class of Certificates issued by REMIC I-3 pursuant to Section 2.03 and the Class R Certificates.

“REMIC Interests”:  Each Class of REMIC interests issued pursuant to Section 2.03.

“REMIC I-1”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the Mortgage Loans and certain other assets and the REMIC I-1 Distribution Account.

“REMIC I-1 Regular Interests”:  The regular interests issued by REMIC I-1 as specified in Section 2.03.

“REMIC I-2”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the REMIC I-1 Regular Interests and the REMIC I-2 Distribution Account.

“REMIC I-2 Regular Interests”:  The regular interests issued by REMIC I-2 as specified in Section 2.03.

“REMIC I-3”:  One of the three real estate mortgage investment conduits created hereunder, which consists of the REMIC I-2 Regular Interests and the Certificate Account.

“REMIC I-3 Regular Interests”:  Each Class of Certificates other than the Residual Certificates.

“Remittance Date”:  The 18th day of each month or if such day is not a Business Day, the preceding (or, in the case of certain Mortgage Loans serviced by BOA, Countrywide and WaMu, the next succeeding) Business Day, as set forth in the applicable Servicing Agreement.

“Residual Certificates”:  The Class R Certificates.

“Rule 144A Certificates”:  The Junior Subordinate Certificates.

“S&P”:  Standard & Poor’s Rating Services, a division of The McGraw-Hill Companies, Inc., or its successor.

“Sale and Servicing Agreement”:  Each of (i) the Amended and Restated Flow Sale, Warranties and Servicing Agreement, dated as of September 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and ABN AMRO Mortgage Group Inc., as seller and servicer; (ii) the Mortgage Loan Sale and Servicing Agreement, dated as of June 1, 2002, between Goldman Sachs Mortgage Company, as purchaser, and BOA, as seller and servicer; (iii) the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of June 1, 2004, between Cendant, Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as seller and Goldman Sachs Mortgage Company, as purchaser, as amended pursuant to Amendment No. 1 thereto, dated as of July 1, 2004; (iv) the Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of April 1, 2004, between Chase Manhattan Mortgage Corporation, as servicer, and Goldman Sachs Mortgage Company; (v) the Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of August 1, 2002, between Goldman Sachs Mortgage Company, as purchaser, and Chase Manhattan Mortgage Corporation, as seller and servicer; (vi) the Flow Mortgage Loan Purchase and Servicing Agreement, dated as of October, 1, 2004, between Goldman Sachs Mortgage Company, as purchaser, and CitiMortgage, as seller and servicer; (vii) the Servicing Agreement, dated as of July 1, 2004, between Countrywide Home Loans Servicing, LP, as servicer, and Goldman Sachs Mortgage Company, as owner; (viii) the Master Mortgage Loan Purchase Agreement, dated as of July 1, 2004, between Countrywide, as seller, and Goldman Sachs Mortgage Company, as purchaser; (ix) the Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2004, among WaMu, Washington Mutual Bank fsb, and Washington Mutual Bank, as sellers, and Goldman Sachs Mortgage Company, as purchaser; and (x) the Servicing Agreement, dated as of December 1, 2003, between WaMu and Goldman Sachs Mortgage Company.

“Scheduled Amount”:  With respect to any Distribution Date and the Class 2A-2 Certificates, the amount set forth on Schedule II attached hereto for such Distribution Date and Class.

“Scheduled Payments”:  With respect to any Mortgage Loan, the monthly payments of principal and interest payable by the Mortgagor pursuant to the related amortization schedule.

“Scheduled Principal Amount”:  With respect to any Distribution Date an amount equal to the amount described in clause (i) of the definition of Senior Principal Distribution Amount.

“Securities Administrator”:  JPMorgan Chase in its capacity as Securities Administrator under this Trust Agreement, or its successor in interest in such capacity.

“Senior Certificates”:  The Class A Certificates.

“Senior Collateral Group Percentage”:  For Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7 will equal (i) as of the Closing Date, 97.10%, 97.10%, 97.10%, 98.55%, 98.55%, 98.53% and 98.54%, respectively, and (ii) for any Distribution Date thereafter will be a fraction expressed as a percentage equal to (a) the sum of the Certificate Balances of the Senior Certificates related to such Collateral Group (other than the Class A-P Certificates) immediately preceding such Distribution Date, over (b) the sum of the products, for each Mortgage Loan contributing to such Collateral Group, of (x) the Applicable Fraction for such Mortgage Loan in respect of such Collateral Group and (y) the outstanding principal balance of such Mortgage Loan as of the Due Date of the month in which such Distribution Date occurs.

“Senior Interests”:  All of the REMIC I-2 Regular Interests except those corresponding to a Class B Certificate.

“Senior Liquidation Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the aggregate, for each Mortgage Loan contributing to such Collateral Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, of the related Senior Collateral Group Percentage of the lesser of the Applicable Fraction of (i) the scheduled principal balance of such Mortgage Loan and (ii) the Liquidation Principal derived from such Mortgage Loan.

“Senior Prepayment Percentage”:  For each Collateral Group, as follows:  (i) on any Distribution Date occurring before the Distribution Date in the month of December 2009, 100%; (ii) on any other Distribution Date on which the related Senior Collateral Group Percentage for such Distribution Date exceeds the initial Senior Collateral Group Percentage as of the Cut-Off Date, 100% (in which case, the Senior Prepayment Percentage for each other Collateral Group shall also equal 100% for such Distribution Date); and (iii) on any other Distribution Date in the month of December 2009 and thereafter, 100%, unless:

(a)

the mean of the sum of the Applicable Fractions of the Scheduled Principal Balances of the Mortgage Loans contributing to each Collateral Group that are 60 or more days delinquent (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) for each of the immediately preceding three calendar months is less than or equal to 50% of the Group Subordinate Amount for such Collateral Group as of such Distribution Date, and

(b)

the sum of the Applicable Fractions of the cumulative Realized Losses on the Mortgage Loans contributing to each Collateral Group are less than or equal to the following percentage of the aggregate Group Subordinate Amount for such Collateral Group:

Distribution Date Occurring In	Percentage of the aggregate Group Subordination Amount as of the Cut-Off Date
December 2009 through November 2010	30%
December 2010 through November 2011	35%
December 2011 through November 2012	40%
December 2012 through November 2013	45%
December 2013 and thereafter	50%

in which case, the Senior Prepayment Percentage for each Collateral Group shall be as follows:

Distribution Date Occurring In	Senior Prepayment Percentage
December 2004 through November 2009	100%
December 2009 through November 2010	Senior Collateral Group Percentage for such Group + 70% of the related Subordinate Percentage
December 2010 through November 2011	Senior Collateral Group Percentage for such Group + 60% of the related Subordinate Percentage
December 2011 through November 2012	Senior Collateral Group Percentage for such Group + 40% of the related Subordinate Percentage
December 2012 through November 2013	Senior Collateral Group Percentage for such Group + 20% of the related Subordinate Percentage
December 2013 and thereafter	Senior Collateral Group Percentage for such Group

If on any Distribution Date the allocation to the P&I Certificates of Principal Prepayments in the percentage required would reduce the sum of the Certificate Balances of the P&I Certificates below zero, the Senior Prepayment Percentage for such Distribution Date shall be equal to the percentage necessary to reduce such sum to zero.

“Senior Principal Distribution Amount”:  For any Distribution Date and each Collateral Group will equal the sum of:

(i)

the related Senior Collateral Group Percentage of the related Principal Payment Amount for such Distribution Date;

(ii)

the related Senior Prepayment Percentage of the related Principal Prepayment Amount for such Distribution Date; and

(iii)

the related Senior Liquidation Amount for such Distribution Date.

“Senior Subordinate Certificates”:  The Class B1, Class B2 and Class B3 Certificates.

“Servicer”:  Each of ABN AMRO, BOA, Cendant, Chase, Countrywide Servicing, CitiMortgage and WaMu and their respective successors or assigns, in each case under the related Sale and Servicing Agreement.

“Servicing Fee Rate”:  For each Mortgage Loan, the per annum fee described in Schedule I hereto.

“Servicemembers Shortfall”:  Any shortfall in amounts paid by any Mortgagors on the related Mortgage Loan that occurs pursuant to the Servicemembers Civil Relief Act, as amended, or similar legislation affording relief to members of the armed forces.

 “Subgroup I-A”: The Mortgage Loans in Loan Group I with Net Rates greater than or equal to 5.50% and less than 6.00%.

“Subgroup I-B”: The Mortgage Loans in Loan Group I with Net Rates greater than or equal to 6.00% and less than 8.00%.

“Subgroup I-C”: The Mortgage Loans in Loan Group I with Net Rates greater than or equal to 8.00%.

“Subgroup I-P”:  the Mortgage Loans in Loan Group I with Net Rates less than 5.50%.

“Subgroup II-A”:  The Mortgage Loans in Loan Group II with Net Rates greater than or equal to 4.75% and less than 5.50%.

“Subgroup II-B”:  The Mortgage Loans in Loan Group II with Net Rates greater than or equal to 5.50%.

“Subgroup II-P”:  the Mortgage Loans in Loan Group II with Net Rates less than 4.75%.

“Subgroup III-A”:  The Mortgage Loans in Loan Group III with Net Rates greater than or equal to 6.00% and less than 7.50%.

“Subgroup III-B”:  The Mortgage Loans in Loan Group III with Net Rates greater than or equal to 7.50%.

“Subgroup III-P”:  the Mortgage Loans in Loan Group III with Net Rates less than 6.00%.

“Subordinate Certificates”:  The Class B Certificates.

“Subordinate Class Percentage”:  For each Class of Subordinate Certificates and each Distribution Date, the percentage obtained by dividing the Class Principal Balance of such Class immediately prior to such Distribution Date by the aggregate Certificate Principal Balance of all Subordinate Certificates immediately prior to such date.

“Subordinate Interests”:  The Interest corresponding to the Subordinate Certificates.

“Subordinate Liquidation Amount”:  For any Distribution Date and Collateral Group (other than Collateral Group P), the Applicable Fraction of the related Liquidation Principal in respect of each Mortgage Loan contributing to such Collateral Group which became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, minus the related Senior Liquidation Amount for such Distribution Date.

“Subordinate Percentage”:  For any Collateral Group and any Distribution Date, 100% minus the Senior Collateral Group Percentage for such Collateral Group.  The Subordinate Percentages as of the Closing Date will be 2.90%, 2.90%, 2.90%, 1.45%, 1.45%, 1.47% and 1.46%, respectively, for Collateral Group 1, Collateral Group 2, Collateral Group 3, Collateral Group 4, Collateral Group 5, Collateral Group 6 and Collateral Group 7.

“Subordinate Prepayment Percentage”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the excess of 100% over the Senior Prepayment Percentage for such Collateral Group.  Initially, the Subordinate Prepayment Percentage for each Collateral Group will be 0%.

“Subordinate Principal Distribution Amount”:  For any Distribution Date and any Collateral Group (other than Collateral Group P), the sum of:

(1)

the related Subordinate Percentage of the related Principal Payment Amount;

(2)

the related Subordinate Principal Prepayment Amount; and

(3)

the related Subordinate Liquidation Amount;

provided, however, that the Subordinate Principal Distribution Amount for each Collateral Group shall be reduced by the amounts required to be distributed to the Class A-P Certificates for reimbursement of Current Realized Losses and Deferred Principal Amounts on such Distribution Date.  Any reduction in the Subordinate Principal Distribution Amount for any Collateral Group pursuant to the proviso above shall reduce the amount calculated pursuant to clause (1), clause (3) and clause (2), in that order in each case of the definition thereof, and such amounts will nevertheless reduce the Certificate Balance of the applicable Class of Subordinate Certificates.

“Subordinate Principal Prepayment Amount”:  For each Distribution Date and each Collateral Group (other than Collateral Group P), the Subordinate Prepayment Percentage of the related Principal Prepayment Amount.

“Subordination Levels”:  For any Class of Subordinate Certificates and any specified date, a fraction expressed as a percentage equal to (i) the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to such Class, over (ii) the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions on such date, and allocations of Realized Losses on such date.

“Trust Estate”:  As defined in Section 2.01 hereof.

“Trust Agreement”:  This Master Servicing and Trust Agreement, dated as of November 1, 2004, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, November 2004 edition; provided that any references in any documents required to be provided pursuant to the terms of this Trust Agreement, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of November 1, 2004, shall be deemed to refer to this Trust Agreement.

“Trustee”:  Wachovia Bank, National Association, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

“Undercollateralization Distribution”:  As defined in Section 3.01 hereof.

“Undercollateralized Group”:  On any Distribution Date, any Collateral Group for which the total Certificate Balance of the Senior Certificates of the related Certificate Group (other than the Class A-P Certificates and after giving effect to distributions to be made on such Distribution Date) is greater than the Non-AP Pool Balance of the such Collateral Group.

“Unscheduled Principal Amount”:  With respect to any Distribution Date, an amount equal to the sum of the amounts described in clauses (ii) and (iii) of the definition of Senior Principal Distribution Amount.

“WaMu”:  Washington Mutual Bank, FA, or any successor in interest.

ARTICLE II

FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

Section 2.01

Conveyance to the Trustee.

To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor’s right, title and interest in and to any and all benefits accruing to the Depositor from:  (a) the Mortgage Loans, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the Distribution Account, the Master Servicer Account, the Certificate Account and the Collection Accounts, (f) the Escrow Deposit and (g) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the “Trust Estate”).  It is agreed and understood by the Trustee and the Depositor that it is not intended that any mortgage loan be included in the Trust that is a “High Cost Home Loan” as defined in the New Jersey Home Ownership Act effective November 27, 2003 or the New Mexico Home Loan Protection Act effective January 1, 2004.

The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

Section 2.02

Acceptance by the Trustee.

By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of Trust Estate herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates.  The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust Estate contrary to the interests created by this Trust Agreement.  The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust Estate.

Section 2.03

REMIC Elections and REMIC Interests Designations.

(a)

REMIC Elections.  Elections shall be made by the Securities Administrator to treat the assets of the Trust Estate described in the definition of the term “REMIC I-1,” the assets of the Trust Estate described in the definition of the term “REMIC I-2,” and the assets of the Trust Estate described in the definition of the term “REMIC I-3” as separate REMICs for federal income tax purposes.  The REMIC I-1 Regular Interests shall constitute the regular interests in REMIC I-1; the REMIC I-2 Regular Interests shall constitute the REMIC regular interests in REMIC I-2; and the REMIC I-3 Certificates shall constitute the regular interests in REMIC I-3.  The Class R Certificates shall represent ownership of the sole Class of residual interest in REMIC I-1, REMIC I-2 and REMIC I-3.  References in the Standard Terms to REMIC I and REMIC II shall be deemed, for purposes of this Trust Agreement, to refer to REMIC I-1, REMIC I-2 and REMIC I-3 referred to herein, as modified by this Trust Agreement.

(b)

REMIC I-1 Interests.  REMIC I-1 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-1 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate	Corresponding Class

I-Pool	(1)	(2)	N/A(5)
I-Sub-A	$5,486,137.54	(2)	N/A
I-Sub-B	$5,486,137.54	(2)	N/A
1-AX	(3)	6.00%	A-X
Residual
I-R	(4)	(4)	N/A

_______________

(1)

This interest shall have an initial principal balance equal to the excess of (i) the aggregate principal balance of the Mortgage Loans as of the Cut-Off Date, over (ii) the aggregate initial principal balance of each other regular interest in REMIC I-1.

(2)

This Interest shall bear interest for any Interest Accrual Period equal to (i) the weighted average of the Net Rates of all the Mortgage Loans as of the beginning of such Interest Accrual Period, weighted on the Scheduled Principal Balance of each such Mortgage Loan as of the first day of the preceding calendar month and determined by subjecting the Net Rate of each such Mortgage Loan to a cap equal to the Designated Rate for the related Group over (ii) (x) the sum of any expenses payable to the Securities Administrator or to the Trustee (to the extent such expenses were not taken into account in computing the Net Rate of any Mortgage Loan and do not constitute “unanticipated expenses” of a REMIC within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii)) divided by (y) the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of such Interest Accrual Period.

(3)

A notional amount, which for any Distribution Date shall equal the Class A-X Notional Amount.

(4)

The Class I-R Interests will not be entitled to payments of principal or interest.

(5)

N/A means Not Applicable.

(c)

REMIC I-2 Interests.  REMIC I-2 shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I-2 Interests, having the following Certificate Rates and initial principal balances:

Class	Initial Certificate Balance Or Notional Amount	Certificate Rate	Corresponding Class

II1A-1	$86,047,000.00	5.50%	1A-1
II1A-2	$19,854,000.00	5.50%	1A-2
II1A-3	$11,376,000.00	5.50%	1A-3
II1A-4	$391,000.00	5.50%	1A-4
II2A-1	$75,423,000.00	6.00%	2A-1
II2A-2	$91,099,000.00	6.00%	2A-2, 2A-3
II2A-4	$13,373,000.00	6.00%	2A-4
II3A-1	$44,939,000.00	8.00%	3A-1, 3A-2
II4A-1	$38,507,000.00	4.75%	4A-1
II5A-1	$101,668,000.00	5.50%	5A-1
II6A-1	$40,123,000.00	6.00%	6A-1
II7A-1	$12,052,000.00	7.70%	7A-1, 7A-2
IIA-P	$686,163.40	0.00%	A-P
IIA-X	(1)	6.00%	A-X
II-1-B1	$6,492,000.00	(2)	B-1
II-1-B2	$2,743,000.00	(2)	B-2
II-1-B3	$1,097,000.00	(2)	B-3
II-1-B4	$1,372,000.00	(2)	B-4
II-1-B5	$822,000.00	(2)	B-5
II-1-B6	$549,590.82	(2)	B-6
II-R	(3)	(3)	R

_______________

(1)

A notional amount, which for any Distribution Date shall equal the Class A-X Notional Amount.

(2)

For each Distribution Date (and the related Interest Accrual Period) this Interest shall bear interest at a per annum rate equal to the B Average Rate less the sum of any expenses payable to the Securities Administrator or the Trustee (to the extent (i) not taken into account in computing the Net Rate of any Mortgage Loan, (ii) such expense is not an “unanticipated expense” within the meaning of the Treasury Regulation Section 1.860G-1(b)(3)(ii) and (iii) such expense was not taken into account in computing the interest rate of an interest with a greater level of subordination).

(3)

The Class II-R Interests will not be entitled to payments of principal or interest.

(d)

REMIC I-3 Certificates.  REMIC I-3 shall issue the following Classes of Certificates, with the designations, initial Certificate Balances and Certificate Rates indicated, each of which shall be a Class of REMIC I-3 Certificates.

1A-1	$86,047,000.00	5.50%
1A-2	$19,854,000.00	5.50%
1A-3	$11,376,000.00	5.50%
1A-4	$391,000.00	5.50%
2A-1	$75,423,000.00	6.00%
2A-2	$91,099,000.00	5.00%
2A-3	$15,183,166.66 (1)	6.00%
2A-4	$13,373,000.00	6.00%
3A-1	$44,939,000.00	(4)
3A-2	$44,939,000.00 (1)	(4)
4A-1	$38,507,000.00	4.75%
5A-1	$101,668,000.00	5.50%
6A-1	$40,123,000.00	6.00%
7A-1	$12,052,000.00	(4)
7A-2	$12,052,000.00 (1)	(4)
B-1	$6,492,000.00	(2)
B-2	$2,743,000.00	(2)
B-3	$1,097,000.00	(2)
B-4	$1,372,000.00	(2)
B-5	$822,000.00	(2)
B-6	$549,590.82	(2)
A-P	$686,163.40	0.00%
A-X	$695,498.56 (1)	6.00%
R	(3)	(3)

(1)

Notional Amount.

(2)

For each Distribution Date (and the related Interest Accrual Period) each of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will accrue interest at a per annum rate equal to the B Average Rate.

(3)

REMIC I-3 shall also issue the Class III-R Interest, which shall represent the sole Class of residual interest in REMIC I-3.  The Class R Certificate shall represent beneficial ownership of the Class I-R Interest, the Class II-R Interest and the Class III-R Interest.

(4)

The annual Certificate Rates for the Class 3A-1, Class 3A-2, Class 7A-1 and Class 7A-2 Certificates are set forth in the table below:

Class	Formula	Initial	Maximum	Minimum
3A-1	LIBOR + 0.30%	2.67%	8.00%	0.30%
3A-2	7.70% - LIBOR	5.33%	7.70%	0.00%
7A-1	LIBOR + 0.25%	2.62%	7.50%	0.25%
7A-2	7.25% - LIBOR	4.88%	7.25%	0.00%

(e)

REMIC Final Scheduled Distribution.  The final scheduled distribution date for the Regular Interests in REMIC I-1, REMIC I-2 and REMIC I-3 is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity as of the Closing Date.

ARTICLE III

REMITTING TO CERTIFICATEHOLDERS

Section 3.01

Distributions to Certificateholders.

REMIC I-3 Distributions.  (a)  In accordance with Section 3.01(d) of the Standard Terms and subject to the exceptions set forth below and to Section 3.02, on each Distribution Date, the Securities Administrator shall withdraw the aggregate Available Distribution Amount for each Collateral Group from the Certificate Account, and shall distribute it in the following manner and order of priority:

(1)

to each Class of Senior Certificates related to such Collateral Group (other than Collateral Group P), Accrued Certificate Interest thereon, pro rata in proportion to the amount owing to each such Class; provided that Accrued Certificate Interest on the Class 2A-4 Certificates will be distributed in the following order of priority and will be added to the Class Principal Balance of such Class of Certificates

(a)

to the Class 2A-2 Certificates, until the Class Principal Balance thereof is reduced to its Scheduled Amount for such Distribution Date; and

(b)

to the Class 2A-4 Certificates, until the Class Principal Balance thereof is reduced to zero;

(2)

to the Senior Certificates related to such Collateral Group, other than any related Interest Only Certificates, to the extent of the remaining Available Distribution Amount for the related Collateral Group, as follows:

(a)

to the Class 1A-1, Class 1A-2, Class 1A-3 and Class 1A-4 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 1 in an amount up to the Senior Principal Distribution Amount for Group 1, in the following order of priority:

(i)

pro rata, to the Class 1A-3 and Class 1A-4 Certificates, the Group I NAS Priority Amount, until the Class Principal Balance thereof is reduced to zero;

(ii)

to the Class 1A-1 Certificates, until the Class Principal Balance thereof is reduced to zero;

(iii)

to the Class 1A-2 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(iv)

pro rata, to the Class 1A-3 and Class 1A-4 Certificates, until the Class Principal Balance thereof is reduced to zero;

(b)

to the Class 2A-1, Class 2A-2, Class 2A-3 and Class 2A-4 Certificates, in reduction of their respective Class Principal Balances, from the Available Distribution Amount for Collateral Group 2 in an amount up to the Senior Principal Distribution Amount for Collateral Group 2, concurrently as follows:

(i)

41.9261235721% to the Class 2A-1 Certificates, until the Class Principal Balance thereof is reduced to zero;

(ii)

58.0738764279% to the Class 2A-2 and Class 2A-4 Certificates, in the following order of priority:

(A)

to the Class 2A-2 Certificates, until the Class Principal Balance thereof is reduced to its TAC Scheduled Amount for such Distribution Date;

(B)

to the Class 2A-4 Certificates, until the Class Principal Balance thereof is reduced to zero; and

(C)

to the Class 2A-2 Certificates, , without regard to its Scheduled Amount for such Distribution Date, until the Class Principal Balance thereof is reduced to zero;

(c)

to the Class 3A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 3 in an amount up to the Senior Principal Distribution Amount for Group 3, until the Class Principal balance thereof is reduced to zero;

(d)

to the Class 4A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 4 in an amount up to the Senior Principal Distribution Amount for Group 4, until the Class Principal balance thereof is reduced to zero;

(e)

to the Class 5A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 5 in an amount up to the Senior Principal Distribution Amount for Group 5, until the Class Principal thereof is reduced to zero;

(f)

to the Class 6A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 6 in an amount up to the Senior Principal Distribution Amount for Group 6, until the Class Principal balance thereof is reduced to zero;

(g)

to the Class 7A-1 Certificates, in reduction of their Class Principal Balance, from the Available Distribution Amount for Collateral Group 7 in an amount up to the Senior Principal Distribution Amount for Group 7, until the Class Principal balance thereof is reduced to zero; and

(h)

to the Class A-P Certificates, from the Available Distribution Amounts for Collateral Group P, the A-P Principal Distribution Amount for such Collateral Group, in reduction of the Class Principal Balance thereof, until such Class Principal Balance is reduced to zero;

(3)

from amounts otherwise payable to the Subordinate Certificates, to the Class A-P Certificates, the principal portion of Current Realized Losses and the Deferred Principal Amount for the Class A-P Certificates and such Distribution Date; provided, however, that, if necessary, the aggregate of all such amounts distributed on such Distribution Date shall not exceed the aggregate Subordinate Principal Distribution Amount (without regard to the proviso of such definition) for the Subordinate Certificates and, provided further, that such amounts will not reduce the Class Principal Balance of the Class A-P Certificates;

(4)

to the extent of the remaining Available Distribution Amount for all Collateral Groups (other than Collateral Group P), but subject to the prior distribution of amounts to the Subordinate Certificates, in their order of seniority the sum of Accrued Certificate Interest pro rata on the basis of the amount owing to each such Class, and their pro rata shares, based on their outstanding Certificate Balances, of the Subordinate Principal Distribution Amount for each such Collateral Group, as applicable; provided, however, that on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than its Subordination Level as of the Closing Date, the portion of the Subordinate Principal Prepayment Amount otherwise allocable to the Class or Classes of the Subordinate Certificates junior to such Class will be allocated pro rata to the most senior Class of Subordinate Certificates for which the Subordination Level on such Distribution Date is less than the Subordination Level as of the Closing Date and all Classes of Subordinate Certificates senior thereto;

(5)

to each related Class of Certificates, in the order of their seniority, the amount of any unreimbursed Realized Losses previously allocated to such Certificates; and

(6)

to the Residual Certificates, after all of the other Classes of Certificates have been paid in full, the remainder, if any, which is expected to be zero, of the Available Distribution Amount for all Collateral Groups.

(b)

On each Distribution Date prior to the Credit Support Depletion Date but after the date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of any Certificate Group has been reduced to zero, amounts otherwise distributable as principal on each Class of Subordinate Certificates pursuant to Section 3.01(a)(3), in reverse order of priority, in respect of such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to such retired Senior Certificates, shall be distributed as principal to the Senior Certificates (other than any Interest Only Certificates and the Class A-P Certificates) remaining outstanding pursuant to Section 3.01(a)(2) until the Class Principal Balances thereof have been reduced to zero, provided that on such Distribution Date (a) the Aggregate Subordinate Percentage for such Distribution Date is less than 200% of the Aggregate Subordinate Percentage as of the Cut-Off Date or (b) the average outstanding principal balance of the Mortgage Loans contributing to any Collateral Group that are delinquent 60 days or more for the last six months (including Mortgage Loans in foreclosure or bankruptcy and property held by the Trust) as a percentage of the related Group Subordinate Amount is greater than or equal to 50%.

On each Distribution Date on which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of two or more Certificate Groups has been reduced to zero, any amounts distributable pursuant to this Section 3.01(b) will be allocated, as to each applicable Class of Subordinate Certificates, in proportion to such Class’s Subordinate Class Percentage of the Subordinate Principal Distribution Amount for the Collateral Group relating to each such retired Certificate Group.

On each Distribution Date on which the Senior Certificates (other than the Class A-P Certificates) of two or more Certificate Groups remain outstanding, any amounts distributable pursuant to this Section 3.01(b) will be distributed in proportion to the aggregate Certificate Principal Balances of such Certificates of each such Certificate Group.

On any Distribution Date on which any Certificate Group constitutes an Undercollateralized Group, all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse order of priority (other than amounts necessary to pay Deferred Principal Amounts or unpaid Current Shortfalls) (or, following the Credit Support Depletion Date, such other amounts described in the immediately following sentence), will be distributed as principal to the Senior Certificates (other than any Interest Only Certificates and the Class A-P Certificates) of such Undercollateralized Group pursuant to Section 3.01(a)(2), until the aggregate Certificate Principal Balance of such Senior Certificates equals the Non-AP Pool Balance of the related Collateral Group (such distribution, an “Undercollateralization Distribution”).  In the event that any Certificate Group constitutes an Undercollateralized Group on any Distribution Date following the Credit Support Depletion Date, Undercollateralization Distributions will be made from any Available Distribution Amount for the Collateralized Groups not related to an Undercollateralized Group remaining after all required amounts have been distributed to the Senior Certificates (other than the Class A-P Certificates) of such other Certificate Groups.  In addition, the amount of any unpaid Current Shortfalls with respect to an Undercollateralized Group on any Distribution Date (including any Current Shortfalls for such Distribution Date) shall be distributed to the Senior Certificates (other than the Class A-P Certificates) of such Undercollateralized Group prior to the payment of any Undercollateralization Distributions from amounts otherwise distributable as principal on the related Subordinate Certificates, in reverse order of priority (or, following the Credit Support Depletion Date, as provided in the preceding sentence).

If on any Distribution Date two or more Certificate Groups are Undercollateralized Groups, the distribution described in the immediately preceding paragraph will be made in proportion to the amount by which the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) of each such Certificate Group, after giving effect to distributions pursuant to Section 3.01(a) on such Distribution Date, exceeds the Non-AP Pool Balance of the related Collateral Group for such Distribution Date.

(c)

REMIC I-1 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC I-1 Distribution Account to the REMIC I-1 Regular Interests in the same manner that amounts are distributed on any Corresponding Classes of Certificates on such Distribution Date.

On each Distribution Date, the Securities Administrator shall apply remaining amounts in the REMIC I-1 Distribution Account in respect of interest to the Class I Pool, Class I-Sub-A and Class I-Sub-B Interests in accordance with their interest rates set forth above.  In addition, on each Distribution Date, the Trustee shall apply amounts in the REMIC I-1 Distribution Account in respect of principal to the Class I Pool, Class I-Sub-A and Class I-Sub-B Interests as follows:

(i)

first, to the Class I-Sub-A and Class I-Sub-B Interests, the minimum amounts to each such that following that allocation the weighted average rate of the Class I-Sub-A and Class I-Sub-B Interests, weighted on the principal balances thereof and determined by subjecting the Class I-Sub-A Interest to a floor of 8.4640% and subjecting the Class I-V-Sub-B Interest to a cap of 3.5000%, equals the interest rate on the Class B Certificates for the following Distribution Date;

(ii)

second, to the Class I-Pool Interest until its principal balance is reduced to zero; and

(iii)

third, pro rata to the Class I-Sub-A and Class I-Sub-B Interests in accordance with their principal balances following clause (i) above.

Realized Losses and Shortfalls shall be allocated in the same manner.

The Securities Administrator shall withdraw all amounts allocated to the various REMIC I-1 Regular Interests and deposit such amounts in the REMIC I-2 Distribution Account for distribution pursuant to section 3.01(d) below on such Distribution Date.  Any amount remaining in the REMIC I-1 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class R Certificates.

(d)

REMIC I-2 Distributions.  On each Distribution Date, the Securities Administrator shall apply amounts in the REMIC I-2 Distribution Account to the REMIC I-2 Regular Interests in the same manner that amounts are distributed on the Corresponding Classes of Certificates on such Distribution Date.  Realized Losses and Shortfalls shall be allocated in the same manner.  The Securities Administrator shall withdraw all amounts allocated to the various REMIC I-2 Regular Interests and deposit such amounts in the Certificate Account for distribution pursuant to section 3.01(a) above on such Distribution Date.  Any amount remaining in the REMIC I-2 Distribution Account after making all other payments required under this Section 3.01(c) shall be distributed to the holder of the Class R Certificates.

Section 3.02

Allocation of Realized Losses and Shortfalls.

(a)

Realized Losses of Principal.

(i)

On each Distribution Date, the respective Applicable Fractions of each Realized Loss on a Mortgage Loan, to the extent allocable to principal, shall be allocated to the related Collateral Groups for further allocation to the Class or Classes of REMIC Interests supported by such Collateral Groups in reduction of the Certificate Balance thereof; provided, however, that any Realized Loss allocated to a Collateral Group shall be allocated first to the Subordinate Interests related to such Collateral Group, in reverse numerical order, until the Certificate Balance thereof is reduced to zero, and then pro rata to the Senior Interests related to such Collateral Group; provided further, that any Realized Loss otherwise allocable to the Class 1A-2 and Class 1A-3 Certificates will instead be allocated, pro rata, to the Class 1A-4 Certificates, until the Class Principal Balance thereof is reduced to zero.  Any Realized Losses allocated to a Class of REMIC Interests and not reimbursed on the same Distribution Date shall be allocated to the Corresponding Class or Classes of Certificates as described below.

(ii)

Prior to the Credit Support Depletion Date, to the extent that the principal portion of a Realized Loss has been allocated to reduce the Certificate Principal Balance of the Class A-P Interest, the amount of such Realized Loss will be reimbursed from the Subordinate Principal Distribution Amount, to reimburse the Current Realized Losses and Deferred Principal Amounts.  The distribution of any Current Realized Losses and Deferred Principal Amounts to a Class of Senior Interests on any Distribution Date shall not result in a further reduction of the Certificate Balance of such Class of Senior Interests, but instead shall result in the reduction of the Certificate Balance of the Subordinate Interests in REMIC I-2, until the Certificate Balance thereof has been reduced to zero.  The Current Realized Losses and Deferred Principal Amounts will be paid from the amounts otherwise payable to the Classes of Subordinate Interests related to the applicable REMIC, beginning with the Class having the highest numerical designation.  Any Current Realized Losses and Deferred Principal Amounts not paid on the Distribution Date relating to the Due Period in which the Realized Loss was incurred will be carried forward and will be included in the Current Realized Losses and Deferred Principal Amounts for the next Distribution Date.

(iii)

Any Realized Losses allocated to a Class of REMIC I-2 Interests pursuant to Section 3.02(a)(i) and not reimbursed on the same Distribution Date shall be allocated on the same date to the Corresponding Class or Classes of REMIC I-3 Certificates.

(b)

Realized Losses Allocable to Interest. On each Distribution Date, the portion of each Realized Loss on a Mortgage Loan that exceeds the outstanding principal amount of such Mortgage Loan shall be allocated pro rata to the related Collateral Group or Groups, on the basis of the amount of interest due to such Collateral Group from such Mortgage Loan. On each Distribution Date, the interest portion of each Realized Loss allocated to a Collateral Group in accordance with the preceding sentence shall be further allocated pro rata, on the basis of Accrued Certificate Interest, to each Class of related REMIC Interests; provided that the interest portion of any Realized Losses allocated to the Subordinate Interests in a REMIC as provided in this Section 3.02(b) shall be allocated to such Subordinate Interests in reverse order of seniority.

(c)

Interest Shortfall.  Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the REMIC Interests and the Certificates, Month End Interest Shortfall not covered by compensating interest from P&I Advances and Servicemembers Shortfall with respect to any Mortgage Loan shall be allocated pro rata among the Classes of the related REMIC based on the amount of interest otherwise owing thereto in reduction of that amount.  Such amounts shall be allocated proportionately based on (1) in the case of the Senior Certificates, the Accrued Certificate Interest otherwise distributable thereon and (2) in the case of the Subordinate Certificates, interest accrued on their related Apportioned Principal Balances without regard to any reduction pursuant to this paragraph, for that Distribution Date.

(d)

Modification Losses.  In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest.  Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

(e)

In the event that there is a recovery of an amount in respect of principal of a Mortgage Loan, which amount had previously been allocated as a Realized Loss to one or more Classes of Certificates (i) such amount shall be treated as a Principal Prepayment Amount and shall be included in the Available Distribution Amount for the Distribution Date occurring in the month following the month in which such recovery is received and (ii) the Certificate Balance of the Classes to which any Realized Loss had previously been allocated, whether or not such Classes remain outstanding, shall be increased in direct order of priority, in each case by an amount equal to the lesser of (x) the amount of such recovery and (y) the aggregate amount of Realized Losses previously allocated to such Classes less amounts previously allocated to such Classes pursuant to this paragraph.

ARTICLE IV

THE SECURITIES

Section 4.01

The Certificates.

The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2004-15F.  The aggregate principal amount of Certificates or Interests, as applicable, that may be executed and delivered under this Agreement is limited to $548,613,753.82, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms.  On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor.  The table in Section 2.03 sets forth the Classes of Certificates, the initial Certificate Balance and the Certificate Rate for each Class of the Certificates.

Section 4.02

Denominations.

Each of the Class A and Senior Subordinate Certificates shall be issued in fully registered, book-entry form and shall be Book-Entry Certificates.  Each of the Residual Certificates and Class B4, Class B5 and Class B6 Certificates shall be issued in fully registered, certificated form.  The Class A Certificates (other than the Class 2A-3, Class 3A-2, Class 7A-2, Class A-P and Class A-X Certificates) are offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000.  The Class 2A-3, Class 3A-2, Class 7A-2, Class A-P and Class A-X Certificates are offered in minimum denominations of $1,000,000 initial Notional Amount each and multiples of $1 in excess of $1,000,000.  The Class A-P Certificates are offered in the form of a single Certificate representing the entire Certificate Balance thereof.  The Class A-X Certificates are offered in the form of a single Certificate representing the entire Notional Amount thereof.  The Subordinate Certificates are offered in minimum denominations of $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000.  In addition, one Certificate of each Class (other than the Residual Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance (or, in the case of the Class 2A-3, Class 3A-2, Class 7A-2 and Class A-X Certificates, the Notional Amount) of such Class.  The residual Certificates will each be issued in percentage interests of 99.99% and 0.01%.

Section 4.03

Redemption of Certificates.

There shall be no right to redemption pursuant to Section 10.01 of the Standard Terms.  Moreover, notwithstanding anything to the contrary in Section 10.02 of the Standard Terms, the obligations created by this Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to this Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by The Master Servicer (and if The Master Servicer does not notify the Trustee of its intention to purchase the assets within a period of five Business Days from the first date on which such condition is satisfied, the Depositor may cause The Master Servicer to (i) exercise such right and (ii) sell the Mortgage Loans to the Depositor) upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 1.00% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date.  Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Securities Administrator, which will be specified in the notice of termination.  Any repurchase of the assets of the Trust pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

Section 4.04

Securities Laws Restrictions.

Each of the Junior Subordinate Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms.  Furthermore, each of the Private Certificates is a Rule 144A Certificate.  The Class R Certificate is a Residual Certificate subject to Section 5.05(c) of the Standard Terms.

ARTICLE V

MISCELLANEOUS PROVISIONS

Section 5.01

Request for Opinions.

(a)

The Depositor hereby requests and authorizes McKee Nelson LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee, the Securities Administrator and each Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Securities Administrator, any such Rating Agency or their respective counsels.

(b)

Each of the Trustee, the Securities Administrator and the Master Servicer hereby requests and authorizes its counsel to issue on behalf of such Person such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

Section 5.02

Schedules and Exhibits.

Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms.  Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

Section 5.03

Governing Law.

This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

Section 5.04

Counterparts.

This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

Section 5.05

Notices.

All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Depositor, 85 Broad Street, New York, New York 10004, Attention: President (telecopy number (212) 902-3000 and email addresses:  samuel.ramos@gs.com and howard.altarescu@gs.com) or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Depositor; (b) in the case of the Trustee, 401 South Tryon Street, 12th Floor, Charlotte, NC 28288-1179, Attention: Corporate Trust Services or such other address or telecopy number as may hereafter be furnished to each party to this Trust Agreement in writing by the Trustee; (c) in the case of the Master Servicer, 3415 Vision Drive, Columbus, Ohio 43219-6009, Attn: Diane Bentz (with a copy 194 Wood Avenue South, Iselin, New Jersey 08830, Attn: General Counsel) or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Master Servicer; and (d) in the case of the Securities Administrator, 4 New York Plaza, 6th Floor, New York, New York 10004, Attention: Institutional Trust Services/Global Debt, GSR Mortgage Loan Trust 2004-15F, Telecopy: (212) 623-5930 or such other address, telecopy number or email address as may hereafter be furnished to each party to this Trust Agreement in writing by the Securities Administrator.  The address of the rating agency required to be stated herein pursuant to Section 13.08(d) of the Standard Terms is Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, and Standard and Poor’s Rating Services, 55 Water Street, New York, New York 10041.

[Signature page follows]

IN WITNESS WHEREOF, the Depositor, the Trustee, the Master Servicer, the Securities Administrator and the Custodian have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.,

as Depositor

By:

Name:

Title:

WACHOVIA BANK, NATIONAL

ASSOCIATION,

not in its individual capacity, but solely in

its capacity as Trustee under this Trust

Agreement

By:

Name:

Title:

CHASE MANHATTAN MORTGAGE

 CORPORATION,

as Master Servicer

By:

Name:

Title:

JPMORGAN CHASE BANK, NATIONAL

ASSOCIATION,

not in its individual capacity, but solely in

its capacity as Securities Administrator and

Custodian

By:

Name:  Annette M. Marsula

Title:    Vice President

STATE OF NEW YORK

)

)  ss.:

COUNTY OF NEW YORK

)

The foregoing instrument was acknowledged before me in the County of New York, this ____ day of December 2004, by _____________________, __________________ for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.

Notary Public

My Commission expires: _______________________

STATE OF ____________________

)

)  ss.

COUNTY OF __________________

)

The foregoing instrument was acknowledged before me in the County of _____________________, this ____ day of December 2004, by _____________________ of Wachovia Bank, National Association, on behalf of the company.

Notary Public

My Commission expires: _______________________

STATE OF ______________

)

)  ss.:

COUNTY OF ____________

)

On the _____ of December 2004 before me, a Notary Public in and for said State, personally appeared __________________ known to me to be a __________________ of Chase Manhattan Mortgage Corporation, the New Jersey corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

Notary Public

Notary Public

My Commission expires: _______________________

STATE OF ______________

)

)  ss.:

COUNTY OF ____________

)

The foregoing instrument was acknowledged before me in the County of                            , this  ____ day of December 2004, by                                ,                                 of JPMorgan Chase Bank, National Association, on behalf of the company.

Notary Public

My Commission expires: _______________________

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE II

TAC Amortization Schedule

Distribution Date	Class 2A-2 Targeted Balance ($)

Closing Date	91,099,000.00
December 25, 2004	89,695,316.90
January 25, 2005	88,274,650.36
February 25, 2005	86,835,749.29
March 25, 2005	85,377,534.72
April 25, 2005	83,899,100.91
May 25, 2005	82,399,715.97
June 25, 2005	80,878,821.96
July 25, 2005	79,336,034.41
August 25, 2005	77,771,141.36
September 25, 2005	76,184,101.72
October 25, 2005	74,575,043.13
November 25, 2005	72,944,259.22
December 25, 2005	71,292,206.21
January 25, 2006	69,619,498.97
February 25, 2006	67,926,906.51
March 25, 2006	66,215,346.78
April 25, 2006	64,485,881.03
May 25, 2006	62,739,707.47
June 25, 2006	60,978,154.51
July 25, 2006	59,202,673.38
August 25, 2006	57,414,830.32
September 25, 2006	55,616,298.26
October 25, 2006	53,808,848.10
November 25, 2006	51,994,339.58
December 25, 2006	50,174,711.78
January 25, 2007	48,351,973.31
February 25, 2007	46,528,192.27
March 25, 2007	44,707,305.06
April 25, 2007	42,897,650.26
May 25, 2007	41,100,784.16
June 25, 2007	39,358,193.37
July 25, 2007	37,668,251.80
August 25, 2007	36,029,381.91
September 25, 2007	34,440,053.23
October 25, 2007	32,898,780.97
November 25, 2007	31,404,124.68
December 25, 2007	29,954,686.87
January 25, 2008	28,549,111.83
February 25, 2008	27,186,084.29
March 25, 2008	25,864,328.29
April 25, 2008	24,582,605.96
May 25, 2008	23,339,716.41
June 25, 2008	22,134,494.64
July 25, 2008	20,965,810.45
August 25, 2008	19,832,567.41
September 25, 2008	18,733,701.86
October 25, 2008	17,668,181.93
November 25, 2008	16,635,006.60
December 25, 2008	15,633,204.77
January 25, 2009	14,661,834.40
February 25, 2009	13,719,981.57
March 25, 2009	12,806,759.76
April 25, 2009	11,921,308.90
May 25, 2009	11,062,794.71
June 25, 2009	10,230,407.82
July 25, 2009	9,423,363.12
August 25, 2009	8,640,898.97
September 25, 2009	7,882,276.53
October 25, 2009	7,146,779.08
November 25, 2009	6,433,711.37
December 25, 2009	5,767,997.32
January 25, 2010	5,123,090.21
February 25, 2010	4,498,357.72
March 25, 2010	3,893,186.55
April 25, 2010	3,306,981.80
May 25, 2010	2,739,166.44
June 25, 2010	2,189,180.79
July 25, 2010	1,656,481.99
August 25, 2010	1,140,543.48
September 25, 2010	640,854.56
October 25, 2010	156,919.87
November 25, 2010	0.00

EXHIBIT A

Form of Certificates